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                                                                    Exhibit 10.8










                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of August 9, 2004
                                      among

                                   Oneida Ltd.

                                       and

               Each of the Entities Set Forth on Schedule 1 Hereto










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                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") dated as of August 9, 2004 by and among Oneida Ltd. (the "Company"), a New York corporation, and each of the entities set forth on Schedule 1 hereto (each a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, pursuant to the Securities Exchange Agreement (the "Securities Exchange Agreement") dated as of August 9, 2004 by and among the Company and the Purchasers, the Purchasers are acquiring concurrently with the execution and delivery hereof (i) 29,852,909 shares (the "Common Shares") of the Company's common stock (the "Common Stock"), par value $1.00 per share; and

         WHEREAS, as part of and as partial consideration for the acquisition of the Common Shares by the Purchasers, the Company hereby grants to the Purchasers the registration rights set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. As used herein, the terms shall have the following meanings:

         "Agreement" has the meaning set forth in the Introductory Paragraph.

         "Black-Out Period" has the meaning set forth in Section 2.1(h).

         "Business Day" means any day other than a Saturday, Sunday, or other day on which banks are closed in the City of New York.

         "Closing Date" has the meaning ascribed to it in the Securities Exchange Agreement.

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Shares" has the meaning set forth in the Recitals.

         "Common Stock" has the meaning set forth in the Recitals.

         "Company" has the meaning set forth in the Introductory Paragraph.

         "Company Registration" has the meaning set forth in Section 2.2(a).

         "Delay Notice" has the meaning set forth in Section 2.1(h).

         "Demand Registration" has the meaning set forth in Section 2.1(a).

         "Demand Registration Threshold" has the meaning set forth in Section 2.1(a).




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         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

         "Holders" means the Purchasers and any of their Permitted Transferees who agree to be bound by the provisions of this Agreement.

         "Majority Participants" means the Holders of a majority of the Registrable Securities included in any registration effected pursuant to the terms hereof.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, conducted pursuant to the terms hereof.

         "Minimum Demand Amount" has the meaning set forth in Section 2.1(a).

         "Participants" means the Holders of Registrable Securities included in any registration effected pursuant to the terms hereof.

         "Participants' Counsel" means such counsel as shall be specified by the Majority Participants with respect to any registration effected hereunder.

         "Permitted Transferee" means any Person to whom any Holder shall transfer any Registrable Securities other than in a registered transaction or in a brokers' transaction pursuant to Rule 144 of the Securities Act.

         "Person" means any individual, corporation, association, partnership, joint venture, limited liability company, trust, estate or other entity or organization.

         "Purchaser" or "Purchasers" has the meaning set forth in the Introductory Paragraph.

         "Registrable Securities" means (i) the Common Shares issued pursuant to the Securities Exchange Agreement and (ii) any Common Shares issued or issuable with respect to the Common Shares referred to in clause (i) by way of a stock dividend or stock split. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (b) when such securities shall have been otherwise transferred other than to a Permitted Transferee, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration of them under the Securities Act.

         "Registration Expenses" means all expenses incident to the registration and disposition of the Registrable Securities pursuant to Section 2 hereof, including, without limitation, all registration, filing and applicable national securities exchange fees, all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters, if any, in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the





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reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Participants), the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters or any special audits required by, or incident to, such registration, and all out-of-pocket expenses of underwriters (other than underwriting and brokerage discounts, commissions and other comparable payments or discounts); provided, however, that Registration Expenses shall exclude, and the Holders shall pay, all transfer taxes, underwriting and brokerage discounts, commissions and other comparable payments or discounts in respect of the Registrable Securities being registered.

         "Securities Act" means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder.

         "Securities Exchange Agreement" has the meaning set forth in the Recitals.

         "Shelf Period" has the meaning set forth in Section 2.1(i).

         "Shelf Registration Statement" has the meaning set forth in Section 2.1(i).

         2. Registration Under Securities Act.

         2.1      Registration on Request.





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         (a) Demand Request. Holders of Registrable Securities representing at least fifteen percent (15%) of the outstanding Common Stock as of the Closing Date (after giving effect to the transactions contemplated by the Securities Exchange Agreement, such number of shares, the "Minimum Demand Amount") shall have the right to require the Company to effect the registration under the Securities Act of all or part of the Registrable Securities held by such Holders (together with all or a part of the Registrable Securities held by Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after the Company delivers notice of such demand request to all other Holders), by delivering a written request thereof to the Company specifying the number of shares of Registrable Securities such Holders wish to register and the intended method of distribution (a "Demand Registration"); provided, however, that (x) the aggregate number of the Registrable Securities to be registered pursuant to such Demand Registration constitutes at least the Minimum Demand Amount and (y) the aggregate proceeds of the Registrable Securities to be sold pursuant to such Demand Registration is reasonably likely to exceed $10 million (collectively, the "Demand Registration Threshold"). The Company shall (i) promptly give written notice of the proposed Demand Registration to all other Holders and (ii) use its reasonable best efforts to cause the registration statement to become effective in respect of each Demand Registration in accordance with the intended method of distribution set forth in the written request delivered by such Holders as expeditiously as possible (but in any event, subject to this Section 2.1, within 150 days of receipt of such written request, and the Company shall file such registration statement within 90 days of receipt of such written request).

         (b) Limitations on Registration on Request. Subject to Section 2.1(a), the Company shall only be required to effect a maximum of three (3) Demand Registrations; provided, however, that the Company shall not be required to file
(i) more than one such Demand Registration in any twelve-month period or (ii) any such Demand Registration within 90 days following the date of effectiveness of any registration statement relating to a Demand Registration.


         (c) Registration Statement Form. Demand Registrations under this
Section 2.1 shall be on such appropriate registration form of the Commission as selected by the Company.


         (d) Expenses. Subject to Section 2.1(g), the Company shall pay all Registration Expenses incurred in connection with any registration requested pursuant to this Section 2.1.


         (e) Effective Registration Statement. A Demand Registration requested pursuant to this Section 2.1 shall be deemed to have been effected (including for purposes of paragraph (b) of this Section 2.1) if a registration statement with respect thereto has become effective and has been kept continuously effective for a period of 90 days (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto). A Demand Registration which is not effected, subject to Section 2.1(g), shall not reduce the number of Demand Registrations permitted hereunder.





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         (f) Selection of Underwriters. The Managing Underwriters for each underwritten offering of Registrable Securities to be registered pursuant to a Demand Registration shall be a nationally or regionally recognized investment bank that is selected by the Majority Participants (subject to the approval by the Company, which approval may not be unreasonably delayed or withheld).


         (g) Right to Withdraw. If the Managing Underwriters of any underwritten offering shall advise the Participants in such offering and registration that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to any such Participant, such Participant shall have the right to decline to participate in such offering and registration; provided, however, that the Company shall not be required to effect a Demand Registration if the Demand Registration Threshold is not satisfied. In addition, if such Managing Underwriters shall advise such Participants that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Majority Participants, then the Majority Participants shall have the right to notify the Company in writing that they have determined that the registration statement shall be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement. In the event of any such abandonment or withdrawal, such request shall be counted as a Demand Registration for purposes of the requests for registration to which the Holders are entitled pursuant to this Section 2.1 unless the Holders who originally elected to participate in such registration pay all Registration Expenses incurred in connection with such request within 30 Business Days following the Company's request thereafter.


         (h) Postponement. The Company shall be entitled once in any twelve-month period to postpone for a reasonable period of time (but not exceeding an aggregate of 60 days, any such period, a "Black-Out Period") the filing or effectiveness of any registration statement required to be prepared and filed by it pursuant to this Section 2.1 if the Company determines, in its reasonable judgment and based on the advice of its counsel, that such registration and offering would materially interfere with any material financing or other material transaction involving the Company, or if there is an event or state of facts relating to the Company that is material to the Company the disclosure of which would, in the reasonable judgment of the Company, be materially adverse to its interests, and promptly delivers to the Participants in such offering a certificate signed by the Company's chief executive officer or chief financial officer (a "Delay Notice") stating such determination, containing a general statement of the reasons for such postponement and an estimate of the anticipated delay (but the Company shall not be required to include in such notice any reference to or description of the facts based upon which the Company is delivering such Delay Notice). If the Company shall so postpone the filing of a registration statement, (i) the Company shall use its reasonable best efforts to limit the delay to as short a period as is practicable, and (ii) the Majority Participants shall have the right to withdraw the Demand Registration request by giving written notice to the Company within 10 Business Days of receipt of a Delay Notice and, in the event of such withdrawal, such Demand Registration shall not be counted for purposes of requests for Demand Registration to which the Holders are entitled pursuant to this Section 2.1. The Company shall remain obligated to pay all Registration Expenses in such event.






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         (i) Shelf Registration. Provided that the Company is then and continues to be eligible to use Form S-3 under the Securities Act or any successor form to register securities for sale by a Holder, (i) prior to the second anniversary of the Closing Date, any Holder and (ii) after the second anniversary of the Closing Date, Holders of Registrable Securities representing at least ten percent (10%) of the then outstanding shares of Common Stock may request that the Company effect a registration of Registrable Securities by means of a shelf registration (a "Shelf Registration Statement"). The Company shall, at its cost, use its reasonable best efforts to keep the Shelf Registration Statement continuously effective for such period as shall be designated by the Holder requesting such registration (the "Shelf Period") or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto; subject to the occurrence of any Black-Out Period(s) that may exist from time to time.


         2.2      Incidental Registration.

         (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its common stock for its own account (a "Company Registration") or the account of any other stockholder (including a Holder) under the Securities Act by registration on Form S-1, S-2, or S-3 or any successor or similar form(s) (except registrations on any such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or incidental to an issuance of securities under Rule 144A under the Securities
Act), it will each such time give prompt written notice to all of the Holders of its intention to do so and of the Holders' rights under this Section 2.2. Upon the written request of any Holder (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) made as promptly as practicable and in any event within 10 days after the receipt of any such notice, the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holder; provided, however, that in the case of a Company Registration, if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Holders to request that such registration be effected as a registration under Section 2.1 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 2.2.


         (b) Right to Withdraw. Any Participant shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section





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2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw.


         (c) Priority in Incidental Registrations. In the case of a Company Registration, if the Managing Underwriters of any underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in such registration, when added to the number of other securities to be offered by the Company in such registration, would materially adversely affect such offering, then the Company shall include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering without so materially adversely affecting such offering, securities in the following priority: (A) securities proposed to be included by the Company, (B) the Registrable Securities requested by the Holders to be included in such registration pursuant to this Section 2.2, and (C) any securities of the Company requested to be included in such registration by any other holder having the right to include securities, on a pro rata basis, based on the number of shares of Common Stock held, or obtainable by exercise or conversion of other securities of the Company, by such holder.


         (d) Plan of Distribution. Any participation by the Holders of Registrable Securities in a Company Registration shall be in accordance with the Company's plan of distribution.


         2.3 Registration Procedures. If and whenever the Company is required, pursuant to the terms of this Agreement, to effect the registration of any Registrable Securities under the Securities Act in accordance with Sections 2.1 or 2.2, the following procedures shall apply:


         (a) The Company shall:

                  (i) prepare and file with the Commission the requisite registration statement to effect such registration (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its reasonable best efforts to cause such registration statement to become effective; provided that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                  (ii) furnish to the Participants such number of conformed copies of the registration statement and each amendment thereof and each amendment or supplement, if any, to the prospectus included therein (including all documents incorporated by reference therein after the initial filing) as such Participants shall reasonably request; and

                  (iii) include in the registration statement information regarding the Participants and the methods of distribution they have elected and so informed the Company, for their Registrable Securities, as necessary to permit such distribution by the methods specified therein.






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         (b) The Company shall give notice to the Participants:

                  (i) when the registration statement and any amendment thereto has been filed with the Commission and when the registration statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for any amendment or supplement to the registration statement or the prospectus or for additional information;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the institution of any proceeding for that purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the institution of any proceeding for such purpose; and

                  (v) of the happening of any event that requires any change in the registration statement or the prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading.

         (c) The Company shall use its reasonable best efforts to obtain as soon as possible the withdrawal of any order suspending the effectiveness of the registration statement or the qualification of the securities therein for sale in any jurisdiction.

         (d) The Company shall promptly deliver to each Participant without charge, as many copies of the prospectus (including a preliminary prospectus) included in the registration statement and any amendment or supplement thereto as any such Participant may reasonably request. The Company consents to the use of the prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities pursuant to this Agreement (except during any Black-Out Period).

         (e) Prior to any offering of Registrable Securities pursuant to a registration statement, the Company shall arrange for the qualification of the Registrable Securities for sale under the laws of such jurisdictions as any Participant shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified, to consent generally to the service of process in such jurisdiction, or to take any action in connection therewith that would subject it to taxation.

         (f) Upon the occurrence of any event contemplated by subsections
(b)(iii) or (v) above, the Company shall promptly prepare a post-effective amendment to the registration statement or an amendment or supplement to the related prospectus or file any other required document so that the registration statement and the prospectus will not include an untrue





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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading.

         (g) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of the registration statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement.

         (h) In connection with any underwritten offering effected hereunder, the Company shall:

                  (i) make reasonably available for inspection during normal business hours by the Participants' Counsel, counsel to the underwriters, or any such underwriter all material financial and other records and material corporate documents of the Company and its subsidiaries;

                  (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all material information reasonably requested by the Participants' Counsel or counsel to the underwriters or any such other Persons as is reasonable and customary for similar due diligence examinations;

                  (iii) cause the Company's officers, directors, employees, accountants and auditors, as appropriate, to meet with the Participants, the Participants' Counsel, the Managing Underwriters or counsel to the underwriters to discuss the contents of the registration statement and the Company shall reflect in the registration statement such comments as such Persons reasonably propose;

                  (iv) enter into an underwriting agreement in customary form (including indemnification of the underwriters on substantially the same terms as contained in Section 2.4 hereof);

                  (v) make such representations and warranties to the Participants and the underwriters in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings;

                  (vi) obtain opinions of counsel to the Company and updates thereof (which opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to the Participants and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Participants and underwriters;

                  (vii) obtain "comfort" letters and updates thereof from the independent accountants of the Company (and, if necessary, any other independent accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the registration statement), addressed to the Participants and the underwriters, if any, in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings;

                  (viii) deliver such documents and certificates as may be reasonably requested by the Majority Participants or the Managing Underwriters, if any, including those to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

                  (ix) deliver to the Managing Underwriters and their counsel all notices and other documents required to be provided to the Participants pursuant to this Section 2.3; and

                  (x) assist the Managing Underwriters in complying with the rules and regulations of the National Association of Securities Dealers.


         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (b)(iii) or (v) of this Section 2.3, such Holder will, to the extent appropriate, discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of paragraph (b)(v) of this Section 2.3, its receipt of the supplemented or amended prospectus contemplated by paragraph (b)(v) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in its possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the disposition by a Holder of its securities is discontinued pursuant to the foregoing sentence, the Company shall extend the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of notice to and including the date when such Holder shall have received copies of the supplemented or amended prospectus contemplated by paragraph (b)(v) of this Section 2.3; and, if the Company shall not so extend such period, the request pursuant to which such registration statement was filed shall not be counted for purposes of the requests for registration to which the Holders are entitled pursuant to Section
2.1 hereof.

         It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered at the request of any Participant that such Participant shall furnish to the Company within ten days of the Company's request such information regarding the Participants and the Registrable Securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

         2.4 Indemnification and Contribution.

         (a) Indemnification by the Company. The Company agrees that in the event of any registration of any securities of the Company pursuant to this Agreement, the Company shall, and hereby does, indemnify and hold harmless each Holder, its directors, officers, members, and partners, and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which such Holder or any such director, officer, member, or partner, or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several (or actions or proceedings in respect thereof), arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act on the effective date thereof, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances in which they were made) not misleading, and the Company shall reimburse such Holder and each such director, officer, member, or partner, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to a Holder or any such director, officer, member, partner, or controlling Person of such Holder to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company expressly for use in connection with such registration by or on behalf of such Holder; provided, further, that as to any preliminary prospectus with respect to an underwritten registration (other than any shelf registration), this indemnity agreement shall not inure to the benefit of any Holder on account of any loss, claim, damage, liability or action arising from the sale of Common Shares to any person by that Holder if that Holder failed to send or give a copy of the final prospectus to that person, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus thereto was corrected in the final prospectus. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of a Holder or any such director, officer, member, partner, underwriter or controlling Person and shall survive the delivery of and the payment for the Common Shares sold by a Holder.

         (b) Indemnification by the Holders. Each Holder including any Registrable Securities in any registration statement hereby agrees to indemnify and hold harmless, severally and not jointly (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.4), the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the delivery of and the payment for the Common Shares sold by such Holder.

         (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 2.4, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this
Section 2.4, except to the extent that the indemnifying party is not otherwise aware of the claim and is actually materially prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 2.4. In case any such action or proceeding is brought against an indemnified party, the indemnifying party shall assume the defense of such action, including the employment of counsel to be chosen by the indemnifying party which is reasonably satisfactory to the indemnified party, and payment of expenses. The indemnified party shall have the right to employ its own counsel (including local counsel) in any such case, but the legal fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to take charge of the defense of such action within a reasonable period of time after notice of the institution of such action, (iii) the indemnified party shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, in any of which events such fees and expenses shall be borne by the indemnifying party. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or (ii) provides for relief other than the payment of monetary damages (and such monetary damages shall be paid in full by the indemnifying party).

         (d) Contribution. If the indemnification provided for in this Section
2.4 shall for any reason be held by a court to be unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subsection (a) or (b) hereof, the indemnified party and the indemnifying party under subsection (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the allocation provided in this clause (ii) provides a greater amount to the indemnified party than clause (i) above, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.4(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 2.4(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

         (e) Other Indemnification. The indemnification agreements contained in this Section 2.4 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and the payment for the Common Shares sold by a Holder.

         (f) Indemnification Payments. The indemnification and contribution required by this Section 2.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses, losses, damages or liabilities are incurred.


         2.5      Unlegended Certificates.

         (a) In connection with the offering of any Registrable Securities registered pursuant to this Agreement, the Company shall (i) facilitate the timely preparation and delivery to each Holder and underwriter, if any, participating in such offering, of unlegended certificates representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by such Holder or such underwriters and
(ii) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.

         (b) At any time, as soon as practicable after the delivery by a Holder to the Company of an opinion of counsel, reasonably satisfactory to the Company, to the effect that such Holder is then eligible to sell its Registrable Securities under clause (k) of Rule 144 under the Securities Act, the Company shall provide to such Holder unlegended certificates representing ownership of such Holder's Registrable Securities.

         2.6 Limitation on Sale or Distribution of Other Securities.

         (a) Each Holder of Registrable Securities (regardless of whether such Holder is participating in such registration) agrees, to the extent requested in writing by a Managing Underwriter of any underwritten registration effected pursuant to and in compliance with Section 2.1 or 2.2, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any shares of Common Stock, or any other security of the Company convertible into or exchangeable or exercisable for Common Stock (other than as part of such underwritten public offering) during the time period reasonably requested by the Managing Underwriters, not to exceed 180 days and subject to any piggyback registration rights.

         (b) Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of any Holder (i) if such Holder or any underwriter of such Registrable Securities shall fail to furnish to the Company necessary information in respect of the distribution of such Registrable Securities, or (ii) in the case of a Company Registration, if such registration involves an underwritten offering, such Registrable Securities are not included in such underwritten offering on the same terms and conditions as shall be applicable to the other securities of the Company being sold through underwriters in the registration or such Holder fails to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering.

         2.7 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.


         2.8 Exchange Act Compliance. If the Company is subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file all reports required to be filed by it under the Exchange Act and it will take such further action as any Holder may reasonably request, so as to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to Rule 144 under the Securities Act, as such rule may be in effect from time-to-time, or any similar or successor rule or regulation hereafter promulgated by the Commission. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         3. Miscellaneous.

         3.1 Amendments and Waivers. (i) Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and a majority in interest of the Holders or, in the case of a waiver, by the party or parties against whom the waiver is to be provided; provided, however, that waiver by the Holders shall require the consent of a majority in interest of the Holders.

              (ii) No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.


         3.2 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery, as follows:

                  If to the Company:

                           Oneida Ltd.
                           163-181 Kenwood Avenue
                           Oneida, New York
                           Attention:  Catherine Suttmeier
                           Telephone:  (315) 361-3600
                           Facsimile:  (315) 361-3399

                  With a copy to:

                           Shearman & Sterling LLP
                           599 Lexington Avenue
                           New York, NY 10022
                           Attention:  Douglas Bartner
                           Telephone:  (212) 848-4000
                           Facsimile:  (212) 848-7179

                  If to any Holder:

                           See Schedule 1 hereto.

                  With a copy to:

                  In the case of a Lender or a Noteholder (as indicated on Schedule 1 hereto), to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York
                           Attention:  Richard Toder
                           Telephone:  (212) 309-6000
                           Facsimile:   (212) 309-6001
                  or to such other place and with such other copies as either party may designate as to itself by written notice to the other.

         All such notices, requests, instructions or other documents shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged by addressee, if by telecopier transmission; and on the next business day if timely delivered to a nationally recognized courier guaranteeing overnight delivery.


         3.3 Assignment; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. The registration rights of any Holder with respect to any Registrable Securities may be transferred to any Permitted Transferee; provided that such Holder shall have delivered a notice to the Company of the name and contact information of such Permitted Transferee, and the Permitted Transferee agrees to be bound by the terms hereof. All of the obligations of the Company hereunder shall survive such transfer. Except as provided in Section 2.4, no Person other than the parties hereto and their successors and permitted assigns is intended to be a third party beneficiary of this Agreement.


         3.4 Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement, any other document which is part of the transactions contemplated hereby or at law or in equity.


         3.5 No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company further represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.


         3.6 Descriptive Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.


         3.7 Governing Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of New York. Each of the parties to this Agreement hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America located in the County of New York for any action or proceeding arising out of or relating to this

Agreement (and agrees not to commence any action or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 3.2 hereof shall be effective service of process for any action or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement in the courts of the State of New York or the United States of America located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.


         3.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         3.9 Invalidity of Provision. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.


         3.10 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


         3.11 Entire Agreement; Effectiveness. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                                   ONEIDA LTD.


                                   By:   /s/ PETER J. KALLET
                                         -------------------
                                         Title:  Chief Executive Officer


                                   JPMORGAN CHASE BANK



                                   By:   /s/ ROGER ODELL
                                         -------------------
                                         Title:  Managing Director



                                   ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.
                                   By: Anchorage Advisors, L.L.C., its advisor
                                   By: Anchorage Advisors Management, L.L.C.,
                                       its managing member



                                   By:  /s/ ANTHONY DAVIS
                                        -----------------
                                        Title:  Member



                                   BANK OF AMERICA, NA




                                   By:  /s/ LAURA T. SWEET
                                        ------------------
                                        Title:  Assistant Vice President





                Signature Pages to Registration Rights Agreement

                                   BARCLAYS BANK PLC

                                   By:  /s/ STEVEN J. LANDZBERG
                                        -----------------------
                                        Title:  Director



                                   CARGILL FINANCIAL SERVICES
                                   INTERNATIONAL, INC.


                                   By:  /s/ KIRK OGREN
                                        -------------------
                                        Title:  Investment Manager


                                   By:  /s/ PATRICK COOLEY
                                        -------------------
                                        Title:  Cargill Value Investment



                                   FLEET NATIONAL BANK


                                   By:  /s/ DANIEL D. BUTLER
                                        --------------------
                                        Title:  Vice President




                                   BANK OF AMERICA STRATEGIC SOLUTIONS, INC.


                                   By:  /s/ DANIEL D. BUTLER
                                        --------------------
                                        Title:  Vice President




                                   LOEWS CORPORATION


                                   By:  /s/ JOHN J. KENNY
                                        -----------------
                                        Title:  Treasurer






                Signature Pages to Registration Rights Agreement

                                   STARK EVENT TRADING

                                   By:   /s/ COLIN LANCASTER
                                         -------------------
                                         Title:  General Counsel




                                   SPS HIGH YIELD LOAN TRADING


                                   By:  /s/ ROGER ODELL
                                        -------------------
                                        Title:  Managing Director




                                   QUADRANGLE MASTER FUNDING LTD.


                                   By:  /s/ ANDREW HERENSTEIN
                                        ---------------------
                                        Title:  Member




                                   SCOGGIN CAPITAL MANAGEMENT, LP II


                                   By:  /s/ CRAIG EFFRON
                                        -------------------
                                        Title:  President




                                   STRATEGIC VALUE MASTER FUND, LTD.
                                   By: Strategic Value Partners, L.L.C.
                                   Its: Investment Advisor


                                   By:  /s/ VIVIANNE HERNANDEZ
                                        ----------------------
                                        Title:  Authorized Signatory





                Signature Pages to Registration Rights Agreement

                                   MAN MAC 3 LIMITED
                                   Strategic Value Partners, L.L.C.

                                   Its: Investment Advisor


                                   By:  /s/ VIVIANNE HERNANDEZ
                                        ----------------------
                                        Title:  Authorized Signatory




                                   LITESPEED MASTER FUND LTD.


                                   By:  /s/ JANICE ZIMMERMAN
                                        --------------------
                                        Title:  Managing Member




                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION

                                   By:  /s/ JIM UNGARI
                                        -----------------
                                        Title:  Vice President




                                   CHART HOLDING CORP.

                                   By:  /s/ ROGER ODELL
                                        -------------------
                                        Title:  President


                Signature Pages to Registration Rights Agreement

                                   Schedule I


                      Name and Address of Financial Institution

         Lenders:

         Anchorage Capital Master Offshore, Ltd.
         650 Madison Avenue
         26th Floor
         New York, NY  10014

         Bank of America, NA
         101 N. Tryon Street
         NC1-001-15-04
         Attn:  TLC  004
         Charlotte, NC  28255

         Banc of America Strategic Solutions, Inc.
         111 Westminster Street
         RI1-102-16-01
         Providence, RI  02903
         Attn:  Dan Butler

         Fleet National Bank
         111 Westminster Street
         RI1-102-16-01
         Providence, RI  02903
         Attn:  Dan Butler

         Barclays Bank PLC
         200 Park Avenue
         New York, NY  10166
         Attn:  Paul Lukaszewski

         Cargill Financial Services International, Inc.
         12700 Whitewater Drive, MS  144
         Minnetonka, MN  55343-9439

         Chart Holding Corp.
         c/o JP Morgan Chase Bank
         270 Park Avenue
         New York, NY  10017

         Loews Corporation
         667 Madison Avenue
         New York, New York  10021
         Attention: Treasurer

         Quadrangle Debt Recovery Income Fund Master Ltd
         375 Park Avenue 14th Floor
         New York, NY  10152
         Attn:  Michael Gillin

         SPS High Yield Loan Trading

         Scoggin Capital Management, LP II

         Stark Event Trading
         General Electric Capital Corporation
         Corporate Financial Services
         201 Merritt 7, P.O. Box 5201
         Norwalk, CT  06856-5201
         Attention:  Krista Maglio
         Telephone:  (203) 229-5734
         Facsimile:  (203) 229-5791
         e-mail Address:  Krista.maglio@ge.com

         Noteholders:

         Strategic Value Master Fund Ltd.
         c/o Strategic Value Partners LLC
         375 Park Avenue, Suite 2901
         New York, NY  10152

         Man Mac 3 Limited
         c/o Strategic Value Partners LLC
         375 Park Avenue, Suite 2901
         New York, NY  10152

         Litespeed Master Fund, Ltd.
         237 Park Avenue, Suite 900
         New York, NY  10017